UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2004

PEABODY ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 Market Street, St. Louis, Missouri 63101
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (314) 342-3400

Item 9.    Regulation FD Disclosures

        On August 6, 2004, Peabody Energy Corporation (“Peabody”) issued a press release announcing the adoption by Irl F. Engelhardt, its Chairman and Chief Executive Officer, of a plan to sell a portion of the Peabody common stock and stock options beneficially owned by him pursuant Rule 10b5-1 of the Securities Exchange Act of 1934 (the “Exchange Act”). A copy of the press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

        The information in Item 9 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

Date: August 6, 2004	By:	/s/ Jeffrey L. Klinger
Jeffery L. Klinger Vice President - Legal Services

Exhibit Index

Exhibit No.	Exhibit
99.1	Press release of Peabody Energy Corporation announcing the adoption by its Chairman and Chief Executive Officer of a plan pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934.